UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

EXTRA SPACE STORAGE INC.

Name of Registrant as Specified In Its Charter

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/24/16 FOR EXTRA SPACE STORAGE INC.

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM         **   |   **

EXTRA SPACE STORAGE INC. ANNUAL MEETING TO BE HELD ON 05/24/16 AT 11:00 A.M. MDT		- PROXY STATEMENT - COMBINED DOCUMENT - SUPPLEMENT
FOR HOLDERS AS OF 03/28/16	* ISSUER CONFIRMATION COPY - INFO ONLY *
3 1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.	2 -I -S
30225T102

THIS SPACE INTENTIONALLY LEFT BLANK PLEASE INDICATE YOUR VOTING INSTRUCTIONS FOR EACH PROPOSAL

						FOR	AGN	ABS	2 30225T102 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING 51 MERCEDES WAY EDGEWOOD NY 11717	☐
1A.*-	ELECTION OF DIRECTOR: KENNETH M. WOOLLEY -----	>>>	FOR	--- >>>	1A.	☐	☐	☐
			0010113			FOR	AGN	ABS
1B.*-	ELECTION OF DIRECTOR: SPENCER F. KIRK --------------	>>>	FOR	--- >>>	1B.	☐	☐	☐
			0010113			FOR	AGN	ABS
1C.*-	ELECTION OF DIRECTOR: KARL HAAS ---------------------	>>>	FOR	--- >>>	1C.	☐	☐	☐
0010113
						FOR	AGN	ABS
1D.*-	ELECTION OF DIRECTOR: DIANE OLMSTEAD ------------	>>>	FOR	--- >>>	1D.	☐	☐	☐
			0010113			FOR	AGN	ABS
1E.*-	ELECTION OF DIRECTOR: ROGER B. PORTER ------------	>>>	FOR	--- >>>	1E.	☐	☐	☐
			0010113			FOR	AGN	ABS
1F.*-	WITHDRAWN DIRECTOR ----------------------------------------	>>>		--- >>>	1F.	☐	☐	☐
0010113
						FOR	AGN	ABS
1G.*-	ELECTION OF DIRECTOR: K. FRED SKOUSEN ------------	>>>	FOR	--- >>>	1G.	☐	☐	☐
0010113
2. -	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ----------------	>>>	FOR 0010200	--- >>>	2.	FOR ☐	AGN ☐	ABS ☐
						FOR	AGN	ABS
3. *-	ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. ------------	>>>	FOR 0029440	--- >>>	3.	☐	☐	☐
						FOR	AGN	ABS
4. *-	ELECTION OF ADDITIONAL DIRECTOR: DENNIS J. LETHAM ------------------------------------------------------------	>>>	FOR 0010113	--- >>>	4.	☐	☐	☐

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
	MATERIALS ELECTION								EXTRA SPACE STORAGE INC. MEGAN PIDDUCK 2795 EAST COTTONWOOD PARKWAY

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

    VIF01H

				--- >>>		FOR ☐			SUITE 400 SALT LAKE CITY, UT 84121